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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                             -------------

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                     Date of Report: July 24, 2001



                         SL GREEN REALTY CORP.
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                               Maryland
                       (STATE OF INCORPORATION)

             1-13199                                     13-3956775
    (COMMISSION FILE NUMBER)                     (IRS EMPLOYER ID. NUMBER)


                     420 Lexington Avenue                   10170
                     New York, New York                   (ZIP CODE)
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                            (212) 594-2700
         (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         99.1     Press Release

ITEM 9.   REGULATION FD DISCLOSURE

         Following the issuance of a press release on July 24, 2001 announcing the Company's results for the second quarter ended June 30, 2001, the Company intends to make available supplemental information regarding the Company's operations that is too voluminous for a press release. The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K.

Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               SL GREEN REALTY CORP.





                               /s/ Thomas E. Wirth
                               -------------------------------------------------
                               Thomas E. Wirth
                               Executive Vice President, Chief Financial Officer

Date:  July 24, 2001


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